EXHIBIT 10.14
FIRST AMENDMENT TO PURCHASE OPTION AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE OPTION AGREEMENT (the “Amendment”) is made and entered this 24th day of January, 2017, by and among Adelaar Developer, LLC, a Delaware limited liability company, EPT Concord II, LLC, a Delaware limited liability company and EPR Concord II, L.P., a Delaware limited partnership (collectively, “Seller”) and Montreign Operating Company, LLC, a New York limited liability company (“Buyer”).
WHEREAS, on December 28, 2015, Seller and Buyer entered into a Purchase Option Agreement (the “Purchase Option Agreement”);
WHEREAS, Seller and Buyer desire to amend the Purchase Option Agreement to update the legal descriptions of the Casino Parcel, Golf Course Parcel and Entertainment Village Parcel (in each case, as defined in the Purchase Option Agreement);
NOW, THEREFORE, Seller and Buyer hereby agree as follows:
1.Exhibit A of the Purchase Option Agreement shall be replaced with a new Exhibit A, a copy of which is annexed hereto.

2.Exhibit B of the Purchase Option Agreement shall be replaced with a new Exhibit B, a copy of which is annexed hereto.

3.Exhibit C of the Purchase Option Agreement shall be replaced with a new Exhibit C, a copy of which is annexed hereto.

4.Exhibit D of the Purchase Option Agreement shall be replaced with a new Exhibit D, a copy of which is annexed hereto.

5.Except as herein amended, all other terms and provisions of the Purchase Option Agreement remain in full force and effect.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the day and year first set forth above.
SELLER:
EPT CONCORD II LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President
EPR CONCORD II, L.P., a Delaware limited partnership

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

BUYER:
MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company

By:	/s/ Joseph D'Amato

Name:	Joseph D'Amato

Title:	Authorized Signatory